CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the COUNTRY Mutual Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of COUNTRY Mutual Funds Trust for the period ended June 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the COUNTRY Mutual Funds Trust for the stated period.


/s/ Philip T. Nelson                  /s/ Kurt F. Bock
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Philip T. Nelson                      Kurt F. Bock
President, COUNTRY Mutual Funds       Treasurer, COUNTRY Mutual Funds
Trust                                 Trust

Dated:  August 23, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by COUNTRY Mutual Funds Trust for purposes of the Securities Exchange Act of 1934.